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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549


                                  FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report:          September 19, 1994



                                MATTEL, INC.
                                ------------
           (Exact name of registrant as specified in its charter)


         Delaware                  001-05647                        95-1567322
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(State or other jurisdiction      (Commission                 (I.R.S. Employer
 of incorporation)                  File No.)              Identification No.)




333 Continental Boulevard, El Segundo, California                   90245-5012
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code              (310) 252-2000
                                                  ----------------------------

                                   N/A
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       (Former name or former address, if changed since last report)
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Item 7.         Financial Statements and Exhibits
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        (a)     Financial statements of businesses acquired:   None

        (b)     Pro forma financial information:   None

        (c)     Exhibits:

                 4.1 Indenture between the Registrant and Chemical Trust Company of California, as Trustee, dated as of August 1, 1994
                 4.2  Form of Fixed Rate Note
                 4.3  Form of Floating Rate Note
                99.0  Distribution Agreement dated September 19, 1994

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                               SIGNATURES
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    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            MATTEL, INC.
                                            Registrant

                                            By: /s/ Robert Normile
                                                -----------------------------
                                                Robert Normile
                                                Vice President, Assistant
                                                General Counsel and Assistant
        Date: September 19, 1994                Secretary
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